                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  February 19, 1998


                           CALGON CARBON CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                     0-15903                  25-0530110
-----------------------------        -----------            ------------------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)           Identification No.)


    400 Calgon Carbon Drive
    Pittsburgh, Pennsylvania                               15205
    -------------------------                              -----
      (Address of Principal                              (Zip Code)
        Executive Offices)


Registrant's telephone number, including area code:  (412) 787-6700
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Item 5.  Other Events.
         ------------

     The Company's press release dated February 19, 1998 is filed herewith as
Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         The following Exhibit is filed with this Report:

         Exhibit No.  Description
         ----------   -----------

            99.1      Press Release dated February 19, 1998.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CALGON CARBON CORPORATION
                                                   (Registrant)



                                    By     /s/ Thomas A. McConomy
                                           ----------------------
                                              Thomas A. McConomy
                                                   President


Date:  February 19, 1998


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